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                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT I
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT II

       SUPPLEMENT DATED APRIL 11, 1997 TO PROSPECTUS DATED OCTOBER 1, 1996



         This Supplement describes information relating to NYLIAC flexible premium variable universal life insurance policies ("Policies") issued in connection with the Severance Trust Executive Program ("STEP"), an employee welfare benefit plan that provides severance benefits and life insurance coverage through a ten-or-more employer trust as described in Section 419A(f)(6) of the Internal Revenue Code of 1986, as amended (the "Code").

         This Supplement provides information that a prospective participant should know before participating in a STEP program. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meanings as in the Policy Prospectus. The Policy Prospectus should be read in light of the addition of the following information:

         YOU SHOULD BE AWARE THAT THE TAX CONSEQUENCES OF PARTICIPATING IN A STEP TRUST ARE UNCERTAIN UNDER CURRENT LAW. THERE IS A SUBSTANTIAL RISK THAT CONTRIBUTIONS TO THE STEP TRUST MAY NOT BE DEDUCTIBLE FOR INCOME TAX PURPOSES. MOREOVER, THERE IS AT LEAST SOME RISK THAT AN EMPLOYEE OR OWNER MAY BE VIEWED BY THE INTERNAL REVENUE SERVICE AS RECEIVING GROSS INCOME IN THE YEAR CONTRIBUTIONS ARE MADE TO THE STEP TRUST.

         PROSPECTIVE PARTICIPANTS SHOULD HAVE THEIR OWN QUALIFIED ADVISORS REVIEW THE LEGAL AND ACTUARIAL OPINIONS APPLICABLE TO THE STEP PROGRAM.


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010